UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2013

ARTHROCARE CORPORATION

(Exact name of registrant as specified in charter)

Delaware	0-027422	94-3180312
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7000 West William Cannon, Building One

Austin, TX  78735

(Address of principal executive offices, including zip code)

(512) 391-3900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.             Other Events.

As part of the cooperation by ArthroCare Corporation (the “Company”) with the ongoing investigation by the U.S. Department of Justice (the “DOJ”) and as previously reported, the Company had entered into a statute of limitations tolling agreement with the DOJ effective until February 1, 2013.   On January 30, 2013, the DOJ and the Company mutually agreed to extend the tolling of the statute of limitations to March 1, 2013.   At this stage of the ongoing investigation by the DOJ, the Company cannot predict its ultimate outcome and is unable to estimate any potential liability the Company may incur.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTHROCARE CORPORATION

Date: January 30, 2013	By:	/s/ David Fitzgerald
David Fitzgerald
President and Chief Executive Officer